                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC  20549

                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): June 14, 2000

                               MARKEL CORPORATION
             (Exact name of registrant as specified in its charter)

                                    Virginia
         (State or other jurisdiction of incorporation or organization)

                001-15811                       54-1959284
               (Commission                   (I.R.S. employer
                file number)               identification number)

            4521 Highwoods Parkway, Glen Allen, Virginia  23060-3382
                    (Address of principal executive offices)
                                   (Zip code)

                                 (804) 747-0136
              (Registrant's telephone number, including area code)


              (Former name, former address and former fiscal year,
                         if changed since last report)

Item 5.  Other Matters

Attached is a press release of Markel Corporation concerning its Markel International operating subsidiary.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(a)  Not applicable

(b)  Not applicable

(c)  Exhibits

     The Exhibits listed on the Exhibit Index are filed as part of this report.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    MARKEL CORPORATION

Date: June 14, 2000                 By: /s/ Darrell D. Martin
                                    -------------------------
                                    Executive Vice President
                                    And Chief Financial Officer



                                 EXHIBIT INDEX

99.1 Press Release dated June 14, 2000.*


     * Included herein